SCHEDULE 14A
                     SCHEDULE 14 INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant       [   ]

Filed by a Party other than the Registrant        [ X ]

Check the appropriate box:

[X ]  Preliminary Proxy Statement

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

Name of Registrant as Specified in Its Charter:

Pope & Talbot, Inc.

Name of Person(s) Filing Proxy Statement:

United Food & Commercial Workers Union, Local 99R

Payment of Filing Fee (check the appropriate box)

[X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or

     14a-6(j) (2).

[  ] $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).

[  ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
  ____________________________________________________________

     2) Aggregate number of securities to which transaction applies:

 _____________________________________________________________


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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:  (1)

 _____________________________________________________________

     4) Proposed maximum aggregate value of transaction:

 _____________________________________________________________

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid:

        ____________________________

     2) Form, Schedule or Registration Statement No:

       ______________________________

     3) Filing Party: _________________________

     Date Filed: _______________________________
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                   PRELIMINARY PROXY STATEMENT

INDEPENDENT SHAREHOLDER SOLICITATION

FOR PROPOSAL FOR CONFIDENTIAL SHAREHOLDER VOTING AT

POPE & TALBOT INC.

APRIL 30, 1996 ANNUAL STOCKHOLDERS MEETING

Date of distribution to shareholders:
March 15, 1996

UFCW 99R                                Pope & Talbot
2501 W. Dunlap Ave.                     1500 S.W. First Ave.
Phoenix AZ                              Portland OR 97201

Dear Fellow Pope & Talbot Shareholder:

     We urge you to vote FOR our shareholder proposals for confidential shareholder voting at Pope & Talbot.

     Shareholders should have the right to vote as they see fit without having anything to fear, even social pressure. Hundreds of companies provide confidential voting for shareholders. Voting for leadership is, in our view, a private matter. Secret ballot voting is how union officials and most government officials are elected.

     We in no way suggest management has threatened to retaliate against shareholders. However, shareholders often have business or personal relationships with members of the Board which go beyond owning Pope & Talbot stock. For example, stock may be owned by a Pope & Talbot employee or bank or insurance company who may fear what would happen to their livelihood if they vote stock held in their names against management's recommendation.

     On what issues might shareholders disagree with management here? For example, Pope & Talbot management currently enjoy golden parachutes which allow them in several circumstances to voluntarily quit after a change in control and still receive 2.99 years' worth of severance pay and benefits. We feel managers should be paid well for doing right by shareholders or provided severance to help them recover from being fired, but not rewarded for quitting. Regardless of how you feel on this issue, we think you will agree shareholders should be able to vote on it as they see fit without fear of management pressure.

     Managements sometimes argue against confidentiality by claiming shareholders can obtain confidentiality by placing their stock in the name of a broker or other nominee. However, by being the record owner rather than a broker, you avoid brokers' maintenance fees. You may be able to get shareholder materials faster. You need not worry about a broker making a mistake in getting your vote counted or keeping your confidences. Record owners have enhanced legal rights under state corporation law, such as the right to inspect corporate records. You should not have to give up all this just to have a secret ballot vote.

     We feel all shareholders deserve the confidentiality provided employees who hold through benefit plans: they have the right to confidentially vote shares held in those plans through the plan's trustees. Employees should be able to buy stock outside the plans without giving up confidentiality in the process.

     All shareholders deserve a secret ballot vote.

PLEASE VOTE FOR THE FOLLOWING PROPOSAL:

     Resolved, that shareholders recommend the Company adopt a policy of confidential shareholder voting, with exceptions solely for independent inspectors of election to certify the results of the vote, for disclosure required by law, or when shareholders address comments to management on their proxy cards.

Shareholder approval of this proposal would not bind the board to adopt confidential voting. However, most companies' boards comply with recommendations approved by a majority of shareholders.

VOTING PROCEDURE - ELECTION OF DIRECTORS AND OTHER MATTERS TO BE
VOTED

     There are several ways of voting on our proposal:

(1) You can return the enclosed proxy card. However, because the company has not yet announced who its nominees for election to director will be nor any management proposals, we are not permitted to vote the enclosed card on those matters.EXECUTING THE ENCLOSED PROXY CARD THUS WILL WAIVE YOUR RIGHT TO VOTE IN THE DIRECTORS ELECTION AND ON OTHER MATTERS, UNLESS YOU EXECUTE A SUBSEQUENT PROXY CARD.

(2) After management releases its proxy statement, we will revise our card to include the directors' election and any other matters up for a shareholder vote. We will supply revised cards to any shareholders who returned our previous card.

(3) You can vote in person at the shareholders meeting on April
30, 1996.

(4) Hopefully management's forthcoming proxy card will give you an opportunity to vote on this proposal. We asked management to do this and believe it is legally required, but management disagrees. We are hopeful that the SEC Staff will resolve the issue. READ THE COMPANY'S CARD CAREFULLY BEFORE YOU SEND IT IN:
IF IT GIVES MANAGEMENT DISCRETIONARY AUTHORITY TO VOTE AGAINST SHAREHOLDER PROPOSALS WITHOUT GIVING YOU A CHANCE TO DIRECT MANAGEMENT'S VOTE ON CONFIDENTIAL VOTING, BY SIGNING THAT CARD YOU WILL HAVE REVOKED ANY VOTE FOR THE PROPOSAL ON THE ENCLOSED CARD.

     All holders of common stock as of the record date (to be announced by the Company) are entitled to vote. You may revoke your vote at any time by (1) executing a later proxy card; (2) appearing at the meeting to vote, or (3) delivering the proxyholder or the Company's secretary written notice of revocation prior to the date of the meeting. If you sign the enclosed card but do not direct us how to vote on the proposal we will vote FOR the proposal. We incorporate herein by reference the discussion in the Company's 1995 proxy statement of voting requirements and outstanding securities (p.1).

     We will keep all cards we receive confidential until the meeting. At that point they must be presented to the company's tabulator in order to be counted.

PROPOSALS FOR FUTURE MEETINGS

     SEC Rule 14a-8 gives shareholders who have owned more than $1000 worth of the company's stock for more than one year the right to have the company's proxy statement include a shareholder proposal and supporting statement.

     The deadline for submitting such proposals for inclusion in the company's proxy statement for the 1997 annual meeting will be in November 1996 (assuming a 1997 meeting date at around the same time of year). The exact deadline will appear in the Company's forthcoming proxy statement. Feel free to contact us if you would like more information about how to pursue a shareholder proposal.


EXECUTIVE COMPENSATION/ SECURITY OWNERSHIP OF DIRECTORS AND
EXECUTIVE OFFICERS

     We incorporate herein by reference the information on these matters contained in last year's proxy statement. More current information will be contained in management's forthcoming proxy statement.

SOLICITATION

     The costs of this solicitation are being borne by United Food & Commercial Workers Local 99R, which owns 100 shares of company stock. We have no interest in representing Pope & Talbot employees, nor are aware of any labor dispute at Pope & Talbot. We are a non-profit organization representing grocery employees in Arizona. We will not have specially engaged proxy solicitors but will use our regular staff. We will solicit proxies by mail, telephone, and fax.

THANK YOU FOR VOTING FOR THE PROPOSAL FOR SECRET BALLOT VOTING
FOR SHAREHOLDERS.

                                        Sincerely,


                                        William McDonough
                                        President UFCW 99


PLEASE RETURN THE ENCLOSED SURVEY AND PROXY CARD TO
                    UFCW 99R
                    2501 W. Dunlap Avenue
                    Phoenix AZ
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PROXY
SOLICITED BY UFCW 99R
POPE & TALBOT INC.
ANNUAL MEETING OF SHAREHOLDERS
April 30, 1996

     The undersigned shareholder hereby appoints William McDonough proxy with full power of substitution to vote for the undersigned at the annual meeting of Pope & Talbot, and at any adjournments thereof, on the proposal set forth in the accompanying Proxy Statement. By executing this proxy but no later proxy, the undersigned hereby waives the right to vote in the election of directors and on any other matters which may come before the meeting. The undersigned hereby directs this proxy be voted in accordance with the instructions herein.

(1) SHAREHOLDER PROPOSAL FOR SECRET BALLOT VOTING FOR
SHAREHOLDERS

     FOR [   ]   AGAINST [   ]     ABSTAIN [   ]

SIGNATURE ________________________________   DATE ___________

SIGNATURE ________________________________   DATE ___________

ADDRESS ____________________________________________________

_____________________    ___________    _________________
ACCOUNT NO./SSN          # OF SHARES    TELEPHONE/FAX NOS.

PLEASE DATE, SIGN AND PROMPTLY MAIL IN THE SELF-ADDRESSED
ENVELOPE. PERSONS SIGNING IN REPRESENTATIVE CAPACITY SHOULD
INDICATE AS SUCH. IF SHARES ARE HELD JOINTLY, BOTH OWNERS SHOULD
SIGN. IF YOU ARE NOT THE RECORD OWNER OF THIS STOCK, PLEASE LIST
THE NAME AND ADDRESS OF THE RECORD OWNER BELOW:
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SURVEY OF POPE & TALBOT SHAREHOLDERS

     THIS IS NOT A PROXY: PLEASE RETURN IT EVEN IF YOU DO NOT
FILL OUT A PROXY CARD

1. Do you support the idea of confidential voting for shareholders?

          Yes  _____     No   ____  Undecided  ________

2. Do you support management's golden parachute plan allowing for severance pay to executives who quit in certain situations?

          Yes  _____     No   ____  Undecided  ________

3. Do you believe compensation of the Company's top executives should be based more on stock performance than salary?

          Yes  ____      No  _____  Undecided _______

4. What is your favorite thing about the Company?

     ________________________________

5. What is the worst thing about the Company?

    ___________________________________

6.List anything you would like management to change:

     __________________________________

THE FOLLOWING INFORMATION WILL BE KEPT CONFIDENTIAL; NO SALESMEN
WILL CONTACT YOU.

Name __________________________________Title, if any __________

Address _______________________________________________________

Phone ____________  Fax _______________  #Shares owned  ________

Return to: UFCW 99R, 2501 W. Dunlap Ave., Phoenix AZ 85201